Exhibit 99.2

1 Investor Presentation SECOND QUARTER 2019

2 Agenda 1 Business Overview 2 Second Quarter 2019 Review 3 Fiscal 2019 Outlook Forward - Looking Statements and Non - GAAP Financial Information : Our discussions during this conference call and in this presentation will include forward - looking statements . Actual results could differ materially from those projected in the forward - looking statements . Some of the factors that could cause actual results to differ are discussed in the Company’s SEC filings . Our filings are available on our website at http : //investor . abm . com under “Company Information” . A description of other factors that could cause actual results to differ is also set forth at the end of this presentation . Also, the discussion during this conference call and in this presentation will include certain financial measures that were not prepared in accordance with U . S . generally accepted accounting principles (“U . S . GAAP”) . Please see the Appendix for reconciliations of those historical non - GAAP financial measures and for information relating to the use of certain other non - GAAP financial measures . Reconciliations of certain non - GAAP financial measures can also be found on the Investor Relations portion of our website at http : //investor . abm . com . 4 Appendix

3 Business Overview

4

5 Aviation Business & Industry Education Healthcare Technology & Manufacturing Building Value Through Industry Expertise Keeping your environment safe, clean, comfortable and energy efficient through individual or integrated solutions

6 Business & Industry (45%) Aviation ( [PERCENTA GE] ) Technology & Manufacturing ( [PERCENTAG E] ) Education ( [PERCENTA GE] ) Technical Solutions (7%) Healthcare (4%) Industries We Serve As of Fiscal 2018

7 Services We Perform As of Fiscal 2018

8 Impact to operating costs through SOPs , labor management , technology and purchasing energy and asset lifecycle management Majority self - performed services maximizes alignment with client workplace strategy, increases quality, efficiency and control, and reduces management costs + + $ Value = direct operational cost savings + increased client portfolio asset value + enhanced client workforce productivity Aligning workplace strategy with operational best practices for improved cost efficiencies, productivity, communication and s cal ability Targeting the Outsourcing Continuum SAVINGS SERVICES

9 DEEP INDUSTRY EXPERTISE UNPARALLELED CLIENTELE AVIATION BUSINESS & INDUSTRY EDUCATION HEALTHCARE TECHNOLOGY & MANUFACTURING

10 History of M&A

11

12 Second Quarter 2019 Review

13 $1,580.8 $1,594.7 2018 2019 ¹ organic growth defined as growth excluding acquisitions, divestitures and the impact of the adoption of ASC 606 and ASC 853 . Second Quarter 2019 Review Total Growth 0.9% Organic Growth 1.7%

14 ¹ Please refer to the appendix for a reconciliation of GAAP to non - GAAP measures. Second Quarter 2019 Review 1 Q2 FY19 Income from Continuing Operations $31.2 $31.5 2018 2019 Q2 FY19 Adj. Income from Continuing Operations $25.4 $29.9 2018 2019 $0.38 per share $0.47 per share $0.47 per share $0.45 per share 1

15 Q2 FY19 Net Income $83.0 $84.7 2018 2019 Q2 FY19 Adj. EBITDA $26.6 $29.7 2018 2019 ¹ Please refer to the appendix for a reconciliation of GAAP to non - GAAP measures. Second Quarter 2019 Review 1 $0.40 per share $0.45 per share 5.3% margin 5.3% margin

16 Second Quarter 2019 Segment Results Business & Industry • Revenues of $753.4m, decrease of 0.2% y - o - y • Operating profit of $47.7m, operating margin of 6.3% Aviation • Revenues of $250.0m, increase of 0.3% y - o - y* • Operating profit of $4.8m, operating margin of 1.9% Technology & Manufacturing • Revenues of $224.3m, decrease of 1.5% y - o - y • Operating profit of $19.2m, operating margin of 8.5% Education • Revenues of $205.6m, decrease of 0.6% y - o - y • Operating profit of $10.4m, operating margin of 5.0% Technical Solutions • Revenues of $127.6m, increase of 17.6% y - o - y • Operating profit of $9.5m, operating margin of 7.5% Healthcare • Revenues of $66.3m, decrease of 5.1% y - o - y • Operating profit of $2.6m, operating margin of 3.9% * Reflects approximately $11.7m related to ASC 853

17 Fiscal 2019 Guidance Outlook

18 Fiscal 2019 Outlook* Metric Amount Income from continuing operations per diluted share ¹ $1.70 - $1.80 Adjusted Income from continuing operations per diluted share ¹ ² $1.95 - $2.05 Depreciation $50m - $55m Amortization $57m - $62m Interest Expense $51m - $53m Capital Expenditures $50m - $60m Adjusted EBITDA Margin 5.1% to 5.3% Tax Rate (excluding WOTC & other discrete tax items) ~30% 2019 Working Days Quarter Q1 Q2 Q3 Q4 Days 66 63 66 66 Δ y - o - y 0 0 0 0 * This guidance outlook does not reflect the potential impact of ASC 606 and ASC 853, which was adopted on November 1, 2018. A s a result of these new accounting standards, the Company expects the impact to be in the range of $0.00 to $0.05. 1 With the exception of the 2019 Work Opportunity Tax Credits and anticipated excess tax benefits on stock - based awards, this guid ance does not include any potential benefits associated with certain other discrete tax items and other unrecognized tax benefits. ² Please refer to the appendix for a reconciliation of GAAP to non - GAAP measures.

19 Fiscal 2019 Outlook Segment FY19 Operating Margin % Trend Business & Industry Low - 5% Higher Aviation Approx. 3% Lower Education Low - 5% As Expected Healthcare Low - 5% Lower Technology & Manufacturing High - 7% As Expected Technical Solutions High - 9% Higher 1 Realignment to occur in third quarter of fiscal 2019. 1

20 Appendix

21 Forward Looking Statements This presentation contains both historical and forward - looking statements about ABM Industries Incorporated (“ABM”) and its subsidiaries (collectively referred to as “ABM,” “we,” “us,” “our,” or the “Company”) . We make forward - looking statements related to future expectations, estimates and projections that are uncertain, and often contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “outlook,” “plan,” “predict,” “should,” “target,” or other similar words or phrases . These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and assumptions that are difficult to predict . For us, particular uncertainties that could cause our actual results to be materially different from those expressed in our forward - looking statements include : (1) we may not realize the full extent of growth opportunities and synergies that we anticipated from the acquisition of GCA ; (2) we incurred a substantial amount of debt to complete the acquisition of GCA . To service our debt we will require a significant amount of cash . Our ability to generate cash depends on many factors beyond our control . We also depend on the profitability of our subsidiaries to satisfy our cash needs . If we cannot generate the required cash, we may not be able to make the necessary payments required to service our indebtedness or we may be required to suspend certain discretionary payments, including our dividend ; (3) changes to our businesses, operating structure, financial reporting structure, or personnel relating to the implementation of our 2020 Vision strategic transformation initiative, together with process and technology initiatives following the acquisition of GCA, may not have the desired effects on our financial condition and results of operations ; (4) our success depends on our ability to gain profitable business despite competitive pressures and on our ability to preserve long - term client relationships ; (5) our business success depends on our ability to attract and retain qualified personnel and senior management ; (6) our use of subcontractors or joint venture partners to perform work under customer contracts exposes us to liability and financial risk ; (7) our international business involves risks different from those we face in the United States that could have an effect on our results of operations and financial condition ; (8) unfavorable developments in our class and representative actions and other lawsuits alleging various claims could cause us to incur substantial liabilities ; (9) we insure our insurable risks through a combination of insurance and self - insurance and we retain a substantial portion of the risk associated with expected losses under these programs, which exposes us to volatility associated with those risks, including the possibility that changes in estimates of ultimate insurance losses could result in material charges against our earnings ; (10) our risk management and safety programs may not have the intended effect of reducing our liability for personal injury or property loss ; (11) impairment of goodwill and long - lived assets could have a material adverse effect on our financial condition and results of operations ; (12) changes in general economic conditions, including changes in energy prices, government regulations, and changing consumer preferences, could reduce the demand for facility services and, as a result, reduce our earnings and adversely affect our financial condition ; (13) our business may be materially affected by changes to fiscal and tax policies . Negative or unexpected tax consequences could adversely affect our results of operations ; (14) we may experience breaches of, or disruptions to, our information technology systems or those of our third - party providers or clients, or other compromises of our data that could adversely affect our business ; (15) a significant number of our employees are covered by collective bargaining agreements that could expose us to potential liabilities in relationship to our participation in multiemployer pension plans, requirements to make contributions to other benefit plans, and the potential for strikes, work slowdowns or similar activities, and union - organizing drives ; (16) if we fail to maintain proper and effective internal control over financial reporting in the future, our ability to produce accurate and timely financial statements could be negatively impacted, which could harm our operating results and investor perceptions of our Company and, as a result may have a material adverse effect on the value of our common stock ; (17) our business may be negatively impacted by adverse weather conditions ; (18) catastrophic events, disasters, and terrorist attacks could disrupt our services ; and (19) actions of activist investors could disrupt our business . The list of factors above is illustrative and by no means exhaustive . For additional information on these and other risks and uncertainties we face, see ABM’s risk factors, as they may be amended from time to time, set forth in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and subsequent filings . We urge readers to consider these risks and uncertainties in evaluating our forward - looking statements . We caution readers not to place undue reliance upon any such forward - looking statements, which speak only as of the date made . We undertake no obligation to publicly update any forward - looking statements, whether as a result of new information, future events, or otherwise, except as required by law .

22 Use of Non - GAAP Financial Information To supplement ABM’s consolidated financial information, the Company has presented income from continuing operations and income from continuing operations per diluted share as adjusted for items impacting comparability, for the second quarter of fiscal years 2019 and 2018 . These adjustments have been made with the intent of providing financial measures that give management and investors a better understanding of the underlying operational results and trends as well as ABM’s operational performance . In addition, the Company has presented earnings before income from discontinued operations, net of taxes, interest, taxes, depreciation and amortization and excluding items impacting comparability (adjusted EBITDA) for the second quarter of fiscal years 2019 and 2018 . Adjusted EBITDA is among the indicators management uses as a basis for planning and forecasting future periods, as well as adjusted EBITDA margin, defined as adjusted EBITDA divided by revenue . The Company has also presented organic revenue growth to provide investors with useful supplemental information regarding the Company's ongoing performance and trends by presenting revenue growth excluding the impact of acquisitions and divestitures, as well as the impact of the adoption of ASC 606 and ASC 853 . The presentation of these non - GAAP financial measures is not meant to be considered in isolation or as a substitute for financial statements prepared in accordance with accounting principles generally accepted in the United States of America . (See accompanying financial tables for supplemental financial data and corresponding reconciliations to certain GAAP financial measures . )

23 Impact of Adoption of Topic 606 and Topic 853

FY19 Inter-segment Revenues – FY18 Historical

ABM
Building Value

	As reported					As adjusted				
	Three Months Ended January 31, 2018	Three Months Ended April 30, 2018	Three Months Ended July 31, 2018	Three Months Ended October 31, 2018	Twelve Months Ended October 31, 2018	Three Months Ended January 31, 2018	Three Months Ended April 30, 2018	Three Months Ended July 31, 2018	Three Months Ended October 31, 2018	Twelve Months Ended October 31, 2018
Revenue:										
Business & Industry	722.1	723.2	735.2	737.1	2,917.6	756.3	755.1	766.5	768.4	3,046.3
Aviation	256.2	245.4	256.8	265.5	1,023.8	260.1	249.2	260.5	269.0	1,038.7
Technology & Manufacturing	232.0	227.5	230.8	234.2	924.5	232.2	227.8	231.0	234.4	925.5
Education	206.3	206.3	210.9	214.0	837.5	206.9	206.9	211.6	214.7	840.0
Technical Solutions	104.0	108.5	121.6	131.4	465.6	104.0	108.5	121.6	131.4	465.6
Healthcare	67.7	69.9	69.1	66.6	273.3	67.7	69.9	69.1	66.6	273.3
Elimination of inter-segment revenues						(38.9)	(36.5)	(36.0)	(35.7)	(147.1)
	1,588.3	**1,580.8**	**1,624.3**	**1,648.8**	**6,442.2**	**1,588.3**	**1,580.8**	**1,624.3**	**1,648.8**	**6,442.2**
Operating profit:										
Business & Industry	28.5	43.5	38.9	43.6	154.6	28.5	43.5	38.9	43.6	154.6
Aviation	5.8	5.1	9.7	2.6	23.2	5.8	5.1	9.7	2.6	23.2
Technology & Manufacturing	16.9	16.0	16.9	17.5	67.4	16.9	16.0	16.9	17.5	67.4
Education	9.2	10.6	12.0	12.0	43.8	9.2	10.6	12.0	12.0	43.8
Technical Solutions	5.5	7.5	11.9	(8.4)	16.5	5.5	7.5	11.9	(8.4)	16.5
Healthcare	2.7	2.7	2.5	0.9	8.8	2.7	2.7	2.5	0.9	8.8
Government Services	(0.7)	(0.0)	(0.0)	(0.0)	(0.8)	(0.7)	(0.0)	(0.0)	(0.0)	(0.8)
Corporate	(47.4)	(37.1)	(42.7)	(41.5)	(168.8)	(47.4)	(37.1)	(42.7)	(41.5)	(168.8)
Adjustment for income from unconsolidated affiliates, included in Aviation	(0.6)	(1.0)	(0.9)	(0.7)	(3.2)	(0.6)	(1.0)	(0.9)	(0.7)	(3.2)
Adjustment for tax deductions for energy efficient government buildings, included in Technical Solutions	(0.3)	(2.0)	(0.3)	(0.2)	(2.8)	(0.3)	(2.0)	(0.3)	(0.2)	(2.8)
	19.5	**45.3**	**48.1**	**25.7**	**138.6**	**19.5**	**45.3**	**48.1**	**25.7**	**138.6**
Income from unconsolidated affiliates	0.5	1.0	1.0	0.7	3.2	0.5	1.0	1.0	0.7	3.2
Interest expense	(14.3)	(13.8)	(12.9)	(13.0)	(54.1)	(14.3)	(13.8)	(12.9)	(13.0)	(54.1)
Income from continuing operations before income taxes	**5.8**	**32.5**	**36.1**	**13.4**	**87.7**	**5.8**	**32.5**	**36.1**	**13.4**	**87.7**

24

25 Unaudited Reconciliation of Non - GAAP Financial Measures (a) The Company adjusts income from continuing operations to exclude the impact of certain items that are unusual, non - recurring, or otherwise do not reflect management's views of the underlying operational results and trends of the Company . (b) Represents the net adjustments to our self - insurance reserve for general liability, workers’ compensation, automobile and medical and dental insurance claims related to prior period accident years . Management believes these prior period reserve changes do not illustrate the performance of the Company’s normal ongoing operations given the current year's insurance expense is estimated by management in conjunction with the Company's outside actuary to take into consideration past history and current costs and regulatory trends . Once the Company develops its best estimate of insurance expense premiums for the year, the Company fully allocates such costs out to the business leaders to hold them accountable for the current year costs within operations . However, since these prior period reserve changes relate to claims that could date back many years, current management has limited ability to influence the ultimate development of the prior year changes . Accordingly, including the prior period reserve changes in the Company's current operational results would not depict how the business is run as the Company holds its management accountable for the current year’s operational performance . The Company believes the exclusion of the self - insurance adjustment from income from continuing operations is useful to investors by enabling them to better assess our operating performance in the context of current year profitability . For the six months ended April 30 , 2019 and 2018 , our self - insurance general liability, workers’ compensation, and automobile and medical and dental insurance claims related to prior period accident years was increased by $ 5 . 0 million and $ 1 . 2 million, respectively . (c) Primarily represents one - time implementation costs related to the Company's transformational IT infrastructure projects and requirements associated with General Data Protection Regulation standards . (d) Represents restructuring costs related to the continued integration of GCA acquisition in September 2017 . (e) The Company's tax impact is calculated using the federal and state statutory rate of 28 . 1 % for QTD and YTD FY 19 , and 29 . 8 % for QTD and YTD FY 18 . We calculate tax from the underlying whole - dollar amounts, as a result, certain amounts may not recalculate based on reported numbers due to rounding . (f) The YTD FY 18 includes a tax benefit of $ 21 . 7 M related to the enactment of the Tax Act .

26 Unaudited Reconciliation of Non - GAAP Financial Measures (a) Consistent with the required disclosures under U . S . GAAP in the year of adoption of ASC 606 and ASC 853 , we are providing information in each reporting period during the year of adoption on what revenue would have been under our historical method of accounting that existed prior to November 1 , 2018 as part of the reconciliation of reported revenues to organic revenues .

27 2019 Guidance

28 Contact Us INVESTOR RELATIONS Susie A. Choi (Kim) (212) 297 - 9721 susie.kim@abm.com